Exhibit 23.1

Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Speizman Industries, Inc.
Charlotte, North Carolina

 We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated August 15, 2001, relating to the consolidated financial statements of Speizman Industries, Inc. appearing in the Company’s Annual Report on Form 10-K for the year ended June 30, 2001.

                                                                                                                                                                            /s/ BDO Seidman, LLP

Charlotte, North Carolina                                                                                                                                  BDO Seidman, LLP
November 27, 2001